EXHIBIT 10.9(b)

EXECUTION VERSION

AGREEMENT AND AMENDMENT NO. 2 TO

SECOND AMENDED AND RESTATED

NUCLEAR MANAGING BOARD AGREEMENT

THIS AGREEMENT AND AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED NUCLEAR MANAGING BOARD AGREEMENT, dated as of February 20, 2014 (this “Agreement”), is an agreement with respect to, and upon satisfaction of certain conditions set forth herein will amend, that certain Second Amended and Restated Nuclear Managing Board Agreement (as amended by Amendment No. 1 defined below, the “Nuclear Managing Board Agreement”), dated as of April 21, 2006, by and among Georgia Power Company, a corporation organized and existing under the laws of the State of Georgia (“GPC”), Oglethorpe Power Corporation (An Electric Membership Corporation), an electric membership corporation formed under the laws of the State of Georgia (“OPC”), Municipal Electric Authority of Georgia, a public body corporate and politic and an instrumentality of the State of Georgia (“MEAG”) and City of Dalton, Georgia, an incorporated municipality of the State of Georgia acting by and through its Board of Water, Light and Sinking Fund Commissioners d/b/a Dalton Utilities (“Dalton”), as amended by Amendment No. 1 to Second Amended and Restated Nuclear Managing Board Agreement by and among GPC, OPC, MEAG and Dalton (“Amendment No. 1”), dated as of April 8, 2008, and is entered into by and among GPC, OPC, MEAG, Dalton, MEAG Power SPVJ LLC, a limited liability company duly organized and validly existing under the laws of the State of Georgia (“SPVJ”), MEAG Power SPVP LLC, a limited liability company duly organized and validly existing under the laws of the State of Georgia (“SPVP”), and MEAG Power SPVM LLC, a limited liability company duly organized and validly existing under the laws of the State of Georgia (“SPVM” and, collectively with SPVJ and SPVP, the “MEAG SPVs”).

WITNESSETH

WHEREAS, GPC, OPC, MEAG, and Dalton have entered into that certain Plant Vogtle Owners Agreement Authorizing Development, Construction, Licensing and Operation of Additional Generating Units, dated as of May 13, 2005, as amended (the “Development Agreement”), whereby GPC, OPC, MEAG, and Dalton authorized the Agent to undertake certain development activities on their behalf and made certain other agreements with regard to the development, licensing, construction, operation and maintenance of the Additional Units, among other things;

WHEREAS, pursuant to the Development Agreement, GPC, OPC, MEAG, and Dalton entered into certain Definitive Agreements, including the Nuclear Managing Board Agreement;

WHEREAS, pursuant to the Additional Units Ownership Agreement, as of the date of this Agreement, MEAG’s Ownership Interest in the Additional Unit Properties (as defined in the Additional Units Ownership Agreement) is 22.7%, and MEAG’s Ownership Interest in the Related Facilities (as defined in the Additional Units Ownership Agreement) is 22.7%;

WHEREAS, to facilitate the financing of its share of the development, licensing and construction costs of the Additional Unit Properties and the Related Facilities through loans guaranteed by the United States Department of Energy (“DOE”), MEAG may convey its fee simple title in and to all or a portion of its Undivided Ownership Interest in the Additional Unit Properties and the Related Facilities and to assign its other right, title and interest in and to all or a portion of its Ownership Interest in the Additional Unit Properties and the Related Facilities to SPVJ, SPVP and/or SPVM, and upon such conveyance and assignment, SPVJ, SPVP and/or SPVM, as applicable, will assume a corresponding percentage of MEAG’s obligations in respect thereof, in each case pursuant to an assignment agreement in the form attached as Exhibit A to the Agreement and Amendment No. 2, dated as of February 20, 2014 (the “Ownership Amendment”) to the Additional Units Ownership Agreement (each, a “MEAG Assignment”);

WHEREAS, MEAG has requested amendments to the Nuclear Managing Board Agreement, the Additional Units Ownership Agreement, the Development Agreement and the Amended and Restated Operating Agreement in connection with the execution and delivery of the MEAG Assignments to, among other things, provide for one or more of the MEAG SPVs to become a party to such agreements and set forth their relative rights and obligations thereunder; and

WHEREAS, each of the other parties to this Agreement agrees to amend the Nuclear Managing Board Agreement as set forth below, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, FOR AND IN CONSIDERATION of the premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto hereby agree as follows:

SECTION 1.0                  Defined Terms and Rules of Interpretation.

Unless otherwise defined herein, capitalized terms used herein have the meanings given to such terms in the Nuclear Managing Board Agreement.  The rules of interpretation set forth in Section 1.2 of the Ownership Agreement apply to this Agreement as if fully set forth herein (and for such purpose, the term “Agreement” as used therein shall be deemed to be a reference to this Agreement).

SECTION 2.0                  MEAG Guaranty and Recording of MEAG Assignment.

Section 2.01.         MEAG Guaranty.  Simultaneously with the execution and delivery of a MEAG Assignment by and between MEAG and a MEAG SPV, MEAG shall execute and deliver to GPC, OPC and Dalton a guaranty of the obligations of such MEAG SPV under the Nuclear Managing Board Agreement and the other Definitive Agreements in the form attached as Exhibit A to the Agreement and Amendment No. 3, dated as of February 20, 2014, to the Development Agreement (each, a “MEAG Guaranty”).

Section 2.02.         Recording of MEAG Assignment.  Within three business days following the execution and delivery of a MEAG Assignment by and between MEAG and a MEAG SPV,

MEAG or such MEAG SPV shall cause such MEAG Assignment to be recorded in the Burke County, Georgia Records.

SECTION 3.0                  Amendments to Nuclear Managing Board Agreement.

The amendments to the Nuclear Managing Board Agreement contained in Sections 3.02 through 3.04 shall automatically become effective with respect to GPC, OPC, MEAG, Dalton and the initial MEAG SPV to receive a conveyance and assignment pursuant to Section 2.01(a) of the Ownership Amendment, and shall amend the Nuclear Managing Board Agreement with respect to such SPV upon (a) execution and delivery of the MEAG Assignment and the MEAG Guaranty with respect to the applicable MEAG SPV and (b) satisfaction of the Transfer Conditions (as defined in the Ownership Amendment) with respect to such MEAG SPV. The amendments to the Nuclear Managing Board Agreement contained in Sections 3.02 through 3.04 shall automatically become effective with respect to any subsequent MEAG SPV to receive a conveyance and assignment pursuant to Section 2.01(a) of the Ownership Amendment, and shall amend the Nuclear Managing Board Agreement with respect to such subsequent MEAG SPV upon (a) execution and delivery of the MEAG Assignment and the MEAG Guaranty with respect to such MEAG SPV and (b) satisfaction of the Transfer Conditions (as defined in the Ownership Amendment) with respect to such MEAG SPV.

Section 3.01.         Addition of New Parties.  In accordance with Section 9.8 of the Nuclear Managing Board Agreement, SPVJ, SPVP and SPVM, as applicable, shall be added as a Participant and a Participating Party to, and shall be bound by the provisions of, the Nuclear Managing Board Agreement, as the same shall be amended hereby, upon (a) execution and delivery of the MEAG Assignment and the MEAG Guaranty with respect to such MEAG SPV and (b) satisfaction of the Transfer Conditions (as defined in the Ownership Amendment) with respect to such MEAG SPV.  Any of SPVJ, SPVP and SPVM that are added as Parties and Participating Parties to the Nuclear Managing Board Agreement shall constitute “MEAG SPVs” for purposes of this Agreement and the Nuclear Managing Board Agreement.

Section 3.02.         Amendments to Article I of the Nuclear Managing Board Agreement,  Definitions.

(a)           The terms “MEAG Assignment”, “MEAG Guaranty”, “MEAG SPVs”, “SPVJ”, “SPVP” and “SPVM” shall be added to and become part of Article I, Definitions, of the Nuclear Managing Board Agreement (“Article I”), with the meanings stated in this Agreement; provided, that each of SPVJ, SPVP and SPVM shall be added to and become part of Article I, Definitions only to the extent MEAG has executed and delivered a MEAG Assignment with respect to such entity.  The term “Amendment No. 2” shall be added to and become part of Article I, and shall mean this “Agreement” as defined herein.

(b)           Each of the terms “Agreement”, “Additional Units Ownership Agreement”, “Amended and Restated Operating Agreement”, “Development Agreement” and “Participation Agreements” shall be a reference to such agreement or instrument as heretofore or hereafter amended.

Section 3.03.         Amendment to Section 7.0 of the Nuclear Management Board Agreement.  Section 7.0 of the Nuclear Managing Board Agreement shall be amended by inserting the term “, each MEAG SPV” after each use of the term “MEAG”, except in cases where “MEAG” is referred to as a party to an agreement relating to the Edwin I. Hatch Nuclear Plant or Alvin W. Vogtle Nuclear Units Numbers One and Two.

Section 3.04.         Amendment to Add Article XI.  The following Article XI shall be added to and become a part of the Nuclear Managing Board Agreement; provided, that, each of clause (a), (b) and (c) in Section 11.1 shall be included only to the extent MEAG has executed and delivered a MEAG Assignment with respect to SPVJ (in the case of clause (a)), SPVP (in the case of clause (b)), and SPVM (in the case of clause (c)):

ARTICLE XI: THE MEAG SPVs

Section 11.1   Assignment to MEAG SPVs.  MEAG has conveyed and assigned a portion of its Undivided Ownership Interest in respect of each Additional Unit to each of the MEAG SPVs as follows: (a) 41.174636%, constituting a 9.3466423% Undivided Ownership Interest in the Additional Units, to SPVJ, (b) 24.954628%, constituting a 5.6647006% Undivided Ownership Interest in the Additional Units, to SPVP, and (c) 33.870736%, constituting a 7.6886571% Undivided Ownership Interest in the Additional Units, to SPVM.  Each MEAG SPV is a separate Participant for all purposes of this Agreement and has, except as provided in Sections 11.4, 11.5, 11.6 and 11.7 below, the rights of a Participant conveyed and assigned to such MEAG SPV independent of the other MEAG SPVs.

Section 11.2   Several Obligations of MEAG SPVs.  Each MEAG SPV hereby assumes the obligations of MEAG as a Participant under this Agreement pertaining to the Additional Units but only to the extent of that portion of MEAG’s Undivided Ownership Interest in respect of each Additional Unit conveyed and assigned to such MEAG SPV.  Notwithstanding that the MEAG SPVs are successors in interest of MEAG or that MEAG is providing the MEAG Guaranties, the payment and other obligations of each MEAG SPV under this Agreement are several and not joint obligations.  For avoidance of doubt and without limiting the foregoing, each MEAG SPV is and shall be treated as a separate Participant for all purposes of this Agreement, including Sections 2.1 and  9.10 of this Agreement.

Section 11.3   Confirmation of Appointment of GPC as Participant’s Agent.  Each of the MEAG SPVs acknowledges, agrees and confirms the appointment of GPC as Participant’s Agent pursuant to Article III of this Agreement with all rights and obligations as Participant’s Agent as provided in this Agreement.

Section 11.4   Appointment of Designated Representative.  For purposes of Section 1.10 of this Agreement, MEAG and the MEAG SPVs shall not have the right under Section 1.10 to appoint separate individuals to act as their respective Designated Representative or alternate Designated Representative and may instead appoint one individual to act as the Designated Representative for MEAG and all the MEAG SPVs and one individual to act as the Alternate Designated Representative for MEAG and all

the MEAG SPVs.  Non-payment by MEAG under this Agreement shall not affect the rights of the MEAG SPVs to appoint or replace a Designated Representative or alternate or the rights of such Designated Representative or alternate under this Agreement, and non-payment by a MEAG SPV shall not affect the rights of MEAG and the other MEAG SPVs to appoint or replace a Designated Representative or alternate or the rights of such Designated Representative or alternate under this Agreement. In the event any remedies are exercised by DOE or its designee under any loan guarantee agreement and related financing documents entered into by such MEAG SPV (“DOE Financing Documents”), DOE or its designee shall have the right to direct that such MEAG SPV shall appoint a Designated Representative and/or alternate acceptable to DOE or its designee, which Designated Representative may be different from that of any other MEAG SPV. Subject to the foregoing, each MEAG SPV at the time each MEAG SPV becomes a Participating Party, hereby designates the Designated Representative and alternate then currently designated by MEAG and the other MEAG SPVs that are Participating Parties as its Designated Representative and alternate, respectively.

Section 11.5          Appointment of Member of the Nuclear Managing Board.  For purposes of Section 2.0 of this Agreement, MEAG and the MEAG SPVs (the “MEAG Entities”) shall not have the right under Section 2.0 to appoint separate individuals to serve as their respective designated member of the Nuclear Managing Board and an alternate, and instead shall have the right to appoint one individual to act as the designated member of the Nuclear Managing Board for MEAG and all the MEAG SPVs and one individual to act as an alternate for MEAG and all the MEAG SPVs.  Non-payment by MEAG under this Agreement shall not affect the rights of the MEAG SPVs to appoint or replace their designated member or alternate or the rights of such designated member or alternate, and non-payment by a MEAG SPV shall not affect the rights of MEAG and the other MEAG SPVs to appoint or replace their designated member or alternate or the rights of such member or alternate under this Agreement.  In the event one or more of the MEAG Entities shall be precluded in participating or taking action pursuant to Section 9.10 of this Agreement, then the member of the Nuclear Managing Board designated by the MEAG Entities and its alternate shall be deemed to only represent the Undivided Ownership Interests of those MEAG Entities which are not precluded from participating or taking action pursuant to Section 9.10.  In the event any remedies are exercised by DOE or its designee under any DOE Financing Documents, DOE or its designee shall have the right to direct that such MEAG SPV shall appoint a representative to serve as its designated member of the Nuclear Managing Board and/or alternate acceptable to DOE or its designee, which representative may be different from that of any other MEAG SPV. Subject to the foregoing, each MEAG SPV at the time each MEAG SPV becomes a Participating Party, hereby designates the designated member and alternate designated by MEAG and the other MEAG SPVs that are Participating Parties as its designated member of the Nuclear Managing Board and its alternate, respectively.

Section 11.6          Chief Executive Officer.  Each reference in this Agreement to a chief executive officer (“CEO”) as it relates to a MEAG SPV shall be deemed to refer to the CEO of MEAG. In the event any remedies are exercised by DOE or its designee under any DOE Financing Documents,  DOE or its designee shall have the right to direct that such reference to a chief executive officer shall refer to an officer of such MEAG SPV acceptable to DOE or its designee, which chief executive officer may be different from those of any other MEAG SPV.

Section 11.7          Notice to the MEAG SPVs.  Each notice, request, consent or other communication to a MEAG SPV permitted or required by this Agreement shall be delivered to such MEAG SPV by delivering such communication to MEAG in accordance with Section 9.4 of this Agreement or to MEAG at such other address as the MEAG SPVs shall jointly advise pursuant to such Section 9.4.  Delivery of one original of any communication to MEAG in accordance with this Section 11.7 shall constitute delivery of such communication to all the MEAG SPVs. In the event any remedies are exercised by DOE or its designee under any DOE Financing Documents, DOE or its designee shall have the right to direct that each notice, request, consent or other communication shall be directed to such MEAG SPV to an address acceptable to DOE or its designee, which address may be different from that of any other MEAG SPV.  If an “Event of Default” has occurred and is continuing under the DOE Financing Documents but DOE or its designee have not elected to exercise other remedies under the DOE Financing Documents, DOE shall have the right to designate (by written notice to the parties) an additional person who shall be entitled to receive copies of all notices delivered to the applicable MEAG SPV under this Agreement until such time as all such Events of Default have been cured or waived.

Section 11.8   Confidentiality.  Notwithstanding any provision of Section 9.12 of this Agreement to the contrary, the Participants acknowledge and agree that MEAG and the MEAG SPVs may disclose Confidential Information to one another and to any officer, director, employee or attorney of any thereof in connection with the exercise of the rights and obligations of the MEAG SPVs under this Agreement, so long as such disclosures are otherwise in accordance with the restrictions of Section 9.12(c). In the event any remedies are exercised by DOE or its designee under any DOE Financing Documents, DOE or its designee shall have the right to direct that Confidential Information with respect to such MEAG SPV shall not be disclosed to another MEAG SPV or and officer, director, employee, advisor or attorney of any other MEAG SPV unless (i) in conformity with Section 9.12 or (ii) with the advance written consent of DOE or its designee.

SECTION 4.0                  Representations.

Section 4.01.         Representations of OPC.  OPC hereby represents and warrants to each other party to this Agreement as of the date of this Agreement that OPC has satisfied all conditions required to be satisfied by it under the loan contract currently in effect between OPC and the Rural Utilities Service in connection with the execution and delivery of, and performance of its obligations under, this Agreement; such execution, delivery and performance do not and will not violate the terms and conditions of such loan contract; and there are no approvals or consents required to be obtained from, or filings, notices or other reports to be made with or given to, the Rural Utilities Service, under such loan contract or otherwise, in connection with such execution, delivery and performance that have not already been obtained, made or given.

SECTION 5.0                  Miscellaneous.

Section 5.01.         Effect of Agreement.  By executing this Agreement, the Participants agree to be bound by the terms of this Agreement effective as of the date first set forth above.

Section 5.02.         Reference to Nuclear Managing Board Agreement.  Upon satisfaction of the conditions set forth in Section 3.0 herein, each reference in the Nuclear Managing Board Agreement to “the Nuclear Managing Board Agreement”, “this Agreement”, “the Agreement”, “hereunder”, “thereunder”, “hereto” or “thereto” or words of like import referring to the Nuclear Managing Board Agreement, shall mean and be a reference to the Nuclear Managing Board Agreement, as the same shall be amended by this Agreement.

Section 5.03.         Continuing Effect.  The Nuclear Managing Board Agreement, as the same may be amended by this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

Section 5.04.         Governing Law.  This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Georgia.

Section 5.05.         Counterparts.  This Agreement may be executed by the parties hereto in any number of separate counterparts, each of which when so executed shall be an original and all of which taken together shall be deemed to constitute but one and the same instrument.  Transmission by facsimile or email of the signature page hereof signed by an authorized representative of a party will be conclusive evidence of the due execution by such party of this Agreement.  The parties agree, however, to provide originally executed documents promptly following any facsimile or email transmission pursuant to this provision.

Section 5.06.         Termination.  In the event that MEAG has not executed, delivered and recorded in the Burke County, Georgia Records, a MEAG Assignment to at least one MEAG SPV by January 1, 2017, this Agreement shall automatically terminate and be of no further force and effect.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized representatives as of the date first written above.

Signed, sealed and delivered in the presence of:	GEORGIA POWER COMPANY

/s/ Jessica N. Achel	By:	/s/ W. Ron Hinson
Witness	Name:	W. Ron Hinson
	Its:	Executive Vice President, Chief
/s/ Angel R. Robinson		Financial Officer and Treasurer
Notary Public
My Commission expires: September 30, 2014	Attest:	/s/ Laura I. Patterson
Notarial Seal	Its:	Comptroller and Assistant Secretary

(CORPORATE SEAL)

Signed, sealed and delivered in the presence of:	OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
/s/ Shalewa Smith
Witness	By:	/s/ Michael L. Smith
	Name:	Michael L. Smith
/s/ Sharon H. Wright	Its:	President and Chief Executive Officer
Notary Public
My Commission expires: October 14, 2015	Attest:	/s/ Jo Ann Smith
Notarial Seal	Its:	Assistant Secretary

(CORPORATE SEAL)

Signed, sealed and delivered in the presence of:	CITY OF DALTON, GEORGIA
BY: BOARD OF WATER, LIGHT AND
/s/ Witness	SINKING FUND COMMISSIONERS d/b/a
Witness	DALTON UTILITIES

/s/ Pam Witherow	By:	/s/ Don Cope
Notary Public	Name:	Don Cope
My Commission expires: June 13, 2015	Title:	President and Chief Executive Officer
Notarial Seal
	Attest:	/s/ Tom Bundros
	Its:	Chief Operating Officer

(SEAL)

Signed, sealed and delivered in the presence of:	MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA

/s/ Peter M. Degnan
Witness	By:	/s/ Robert P. Johnston
Name:	Robert P. Johnston
/s/ Dale Dyer	Its:	President and Chief Executive Officer
Notary Public
My Commission expires: August 22, 2014	Attest:	/s/ Dale Dyer
Notarial Seal	Its:	Asst. to President and Chief Executive Officer

(SEAL)

Signed, sealed and delivered in the presence of:	MEAG POWER SPVJ LLC

/s/ Peter M. Degnan	By: MUNICIPAL ELECTRIC AUTHORITY
Witness	OF GEORGIA, its sole member

/s/ Dale Dyer	By:	/s/ Robert P. Johnston
Notary Public	Name:	Robert P. Johnston
My Commission expires: August 22, 2014	Its:	President and Chief Executive Officer
Notarial Seal
Attest:	/s/ Dale Dyer
Its:	Asst. to President and Chief Executive Officer

(SEAL)

Signed, sealed and delivered in the presence of:	MEAG POWER SPVP LLC

/s/ Peter M. Degnan	By: MUNICIPAL ELECTRIC AUTHORITY
Witness	OF GEORGIA, its sole member

/s/ Dale Dyer	By:	/s/ Robert P. Johnston
Notary Public	Name:	Robert P. Johnston
My Commission expires: August 22, 2014	Its:	President and Chief Executive Officer
Notarial Seal
Attest:	/s/ Dale Dyer
Its:	Asst. to President and Chief Executive Officer

(SEAL)

Signed, sealed and delivered in the presence of:	MEAG POWER SPVM LLC

/s/ Peter M. Degnan	By: MUNICIPAL ELECTRIC AUTHORITY
Witness	OF GEORGIA, its sole member

/s/ Dale Dyer	By:	/s/ Robert P. Johnston
Notary Public	Name:	Robert P. Johnston
My Commission expires: August 22, 2014	Its:	President and Chief Executive Officer
Notarial Seal
Attest:	/s/ Dale Dyer
Its:	Asst. to President and Chief Executive Officer

(SEAL)